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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 2, 2007


                           VIGNETTE CORPORATION
          (Exact name of registrant as specified in its charter)


          Delaware                     000-25375                 74-2769415
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


                1301 South MoPac Expressway, Austin, Texas 78746
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (512) 741-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

      On November 2, 2007, the Board of Directors of Vignette Corporation (the "Company") approved an extension of its stock repurchase program to purchase up to an additional $75 million of the Company's common stock. Purchases will be made from time to time as market and business conditions warrant, in the open market, negotiated or block transactions, in accordance with applicable laws, rules and regulations.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

       Number              Description
       ------              -----------
       99.1                Vignette Corporation Press Release issued on
                           November 5, 2007 announcing an extension to its stock repurchase program.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     VIGNETTE CORPORATION


Date:    November 5th, 2007                          /s/ T. Patrick Kelly
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                                                     T Patrick Kelly
                                                     Chief Financial Officer